Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	x	x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ James Bonsall	3/31/2009
Signature of Authorized Individual*	Date

James Bonsall
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
ASA Albion, LLC	08-12607
ASA Bloomingburg, LLC	08-12608
ASA Linden, LLC	08-12609
ASA OpCo Holdings, LLC	08-12610
US Bio Marion, LLC	08-12611
US BioEnergy Corporation	08-12612
VeraSun Albert City, LLC	08-12613
VeraSun Aurora Corporation	08-12614
VeraSun BioDiesel, LLC	08-12605
VeraSun Central City, LLC	08-12615
VeraSun Charles City, LLC	08-12616
VeraSun Dyersville, LLC	08-12617
VeraSun Energy Corporation	08-12606
VeraSun Fort Dodge, LLC	08-12618
VeraSun Granite City, LLC	08-12619
VeraSun Hankinson, LLC	08-12620
VeraSun Hartley, LLC	08-12621
VeraSun Janesville, LLC	08-12622
VeraSun Litchfield, LLC	08-12623
VeraSun Marketing, LLC	08-12624
VeraSun Ord, LLC	08-12625
VeraSun Reynolds, LLC	08-12626
VeraSun Tilton, LLC	08-12627
VeraSun Welcome, LLC	08-12628
VeraSun Woodbury, LLC	08-12629

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-1a:

Cash receipts related to intercompany transfers among the various Debtor entities jointly administered under case number 08-12606 (each a “Debtor” and, collectively, the “Debtors”) are not included in this schedule except transfers of funding from VeraSun Energy Corporation (“VEC”) and ASA Opco Holdings, LLC (“ASA Opco”) to subsidiary Debtor entities and transfers of payments from VeraSun Marketing, LLC (“VeraSun Marketing”) to other VeraSun legacy Debtor entities.

Notes to MOR-1b:

All cash disbursements exclude intercompany transfers among the Debtor entities except transfers of funding from VEC and ASA OpCo to subsidiary debtor entities and transfers of payments from VeraSun Marketing to other VeraSun legacy Debtor entities.

Notes to MOR-1c:

All amounts listed are the bank balances as of the end of the month.

Notes to MOR-2:

The Statement of Operations (Income Statement) reflects revenue and expenses that directly correspond to the Debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records.

In accordance with Statements of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Debtors performed an impairment evaluation of all their long-lived and other identifiable intangible assets as of the end of fiscal 2008 due to factors deemed by management to have constituted an impairment triggering event. The Debtors’ preliminary conclusions were that the carrying value of the long-lived and other identifiable assets exceeded the expected cash flows of these assets. As such, the Debtor entities impaired these assets to their estimated fair values. The impact of the Debtors’ preliminary impairment evaluation appears on MOR-2 on the line captioned “Long-lived asset impairment”.

The Statement of Operations (Income Statement) reflects “mark to market” adjustments for corn contracts outstanding at Debtor entity facilities that were in “hot idle” rather than production. In certain cases, this may result in negative “Cost of Goods Sold” on MOR-2.

Any changes to prior period income/expense amounts will be reflected in the current Monthly Operating Report (the “MOR”).

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and shareholders’ equity that directly correspond to the Debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records. The accounting records of the parent VEC includes land owned by VeraSun Tilton, LLC, carried at approximately $4.3 million.

As noted within “Notes to MOR-2” above, the Debtors performed an impairment evaluation of all their long-lived and other identifiable intangible assets as of the end of fiscal 2008 in accordance with Statements of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The impact of Debtors’ preliminary impairment evaluation appears in reduced values of such assets on MOR-3 on the line captioned “Assets Held for Sale” as compared to the values that appeared primarily on the line captioned “Property and Equipment, net” on MOR-3 at January 31, 2009. The net non-cash impact appears on MOR-2 on the line captioned “Long-lived asset impairment”.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

On February 19, 2009, the Bankruptcy Court entered the Order Pursuant to 11 U.S.C. §§ 105(A), 363, 365 and Fed. R. Bankr. P. 2002, 6004, 6006 Establishing Bidding and Auction Procedures Related to the Sale of Some or All of the Debtors’ Assets. Accordingly, VEC and its subsidiary Debtor entities reclassified the long-lived assets to the line captioned “Assets Held for Sale” on MOR-3 and ceased depreciating such assets in accordance with Statements of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

On January 7, 2009, the Bankruptcy Court entered the Order Under 11 U.S.C. §§ 105 and 363 Approving Procedures to Sell Certain De Minimis Assets Free and Clear of Liens Claims, and Encumbrances Without Further Order of the Court (Docket No. 453). Pursuant to paragraph 2 of the De Minimis Asset Sale Order, the Debtors are required to disclose all de minimis asset sales with an aggregate sale price of less than $50,000 (the “Level 1 Sales”) consummated during any given month in their MOR. No Level 1 Sales were consummated in the month of February 2009.

Certain accruals are recorded monthly at VEC, ASA OpCo, and US BioEnergy Corporation and allocated to other Debtor entities when paid.

Because the debtor entities file a joint Federal Income Tax return, individual Debtor entity balances would reflect assets and liabilities that net to the financial statement line on a combined basis. However, VEC recorded a full valuation allowance against deferred tax assets and liabilities; thus, these captions do not appear on MOR-3 as of February 28, 2009.

Intercompany balances subject to compromise and not subject to compromise are shown net by Debtor entity.

Any changes to prior period balances will be reflected in the current month MOR.

Notes to MOR-4:

The tax walk forward reflects both pre-petition and post-petition taxes, and the beginning balance for this MOR reflects accrued taxes as of October 31, 2008.

VEC and related Debtors are current on all post petition payments other than disputes that arise in the ordinary course of business transactions.

Notes to MOR-5:

Ending third party accounts receivable balances by Debtor legal entity are listed on MOR-3, which balances differ from the Accounts Receivable Aging primarily due to the following: (a) certain aged receivables are included on the line “Prepaid expenses and other assets” on MOR-3 while (b) accrued sales are recorded on MOR-3 but will not be part of the aging until the subsequent month.

Notes to MOR-6:

Payments to insiders exclude intercompany payments between Debtor entities.

Notes to MOR-7:

The Debtor entities have made certain payments on account of pre-petition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain pre-petition liabilities.

Debtor entities from time to time have sold product to insider CHS, Inc and to its 100% owned subsidiary Provista LLC.

VEC and related Debtor entities entered into Debtor-in-possession (DIP) loans and have made required draws against the DIP loans.

MOR-1a

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Schedule of Cash Receipts

(000’s)

TIME PERIOD:
2/1/2009 - 2/28/2009
(see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
ASA Albion, LLC	08-12607	$1,296
ASA Bloomingburg., LLC	08-12608	1,237
ASA Linden, LLC	08-12609	1,204
ASA OpCo Holdings, LLC	08-12610	726
US Bio Marion, LLC	08-12611	298
US BioEnergy Corporation	08-12612	20
VeraSun Albert City, LLC	08-12613	883
VeraSun Aurora Corporation	08-12614	18,359
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	1,100
VeraSun Charles City, LLC	08-12616	14,062
VeraSun Dyersville, LLC	08-12617	926
VeraSun Energy Corporation (a)	08-12606	(932)
VeraSun Fort Dodge, LLC	08-12618	14,912
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	2,739
VeraSun Hartley, LLC	08-12621	14,120
VeraSun Janesville, LLC	08-12622	200
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	12,598
VeraSun Ord, LLC	08-12625	333
VeraSun Reynolds, LLC	08-12626	—
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	234
VeraSun Woodbury, LLC	08-12629	1,044

Total Cash Receipts		$85,359

(a)	Funding received in prior period(s) that are moved to Debtor entity subsidiaries in February 2009.

MOR-1b

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Schedule of Disbursements

(000’s)

TIME PERIOD:
2/1/2009 - 2/28/2009
(see Notes to the MOR related to MOR-1b)

Debtor	Case Number	Disbursements
ASA Albion, LLC	08-12607	$1,296
ASA Bloomingburg, LLC	08-12608	1,237
ASA Linden, LLC	08-12609	1,206
ASA OpCo Holdings, LLC	08-12610	479
US Bio Marion, LLC	08-12611	1,061
US BioEnergy Corporation	08-12612	1
VeraSun Albert City, LLC	08-12613	1,920
VeraSun Aurora Corporation	08-12614	18,354
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	1,443
VeraSun Charles City, LLC	08-12616	14,056
VeraSun Dyersville, LLC	08-12617	2,019
VeraSun Energy Corporation	08-12606	1,813
VeraSun Fort Dodge, LLC	08-12618	14,879
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	1,868
VeraSun Hartley, LLC	08-12621	14,979
VeraSun Janesville, LLC	08-12622	198
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	4,660
VeraSun Ord, LLC	08-12625	807
VeraSun Reynolds, LLC	08-12626	23
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	229
VeraSun Woodbury, LLC	08-12629	865

Total Disbursements		$83,393

MOR-1c

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Bank Account Information

(000’s)

Legal Entity	Case No.	Bank and account description	Bank Account No.	Bank Balance
ASA Albion, LLC	08-12607	First National Bank Omaha - O&M	110118507	$14
ASA Bloomingburg, LLC	08-12608	First National Bank Omaha - O&M	110118497	73
ASA Linden, LLC	08-12609	First National Bank Omaha - O&M	110118484	30
ASA OpCo Holdings, LLC	08-12610	First National Bank Omaha - O&M	110118510	904
	08-12610	First National Bank Omaha - FSA	110119647	—
	08-12610	First National Bank Omaha - Debt Service	110118617	—
US Bio Marion, LLC (a)	08-12611	First Bank and Trust	1100101471	3,416
	08-12611	Bank of America	3755551267	208
(d)	08-12611	First Bank and Trust	51266	177
US BioEnergy Corporation	08-12612	Bank of America	3755551199	86
	08-12612	Bank of America	3755551209	—
VeraSun Albert City, LLC	08-12613	Bank of America	3755551131	797
VeraSun Aurora Corporation	08-12614	First National Bank Omaha - O&M	110197793	795
(b)	08-12614	Bank of America	3755551843	5
VeraSun BioDiesel, LLC	08-12605	First National Bank Omaha - O&M	110193548	—
VeraSun Central City, LLC	08-12615	Bank of America	3755551144	3,564
VeraSun Charles City, LLC	08-12616	First National Bank Omaha - O&M	110211417	435
(b)	08-12616	Bank of America	3755551814	5
VeraSun Dyersville, LLC	08-12617	Bank of America	3755551160	1,515
VeraSun Energy Corporation	08-12606	First National Bank Omaha - O&M	110193438	1,067
	08-12606	Bank of America Utility Account	3755551429	3,641
	08-12606	Bank of America DIP Account	3755551461	6,337
	08-12606	Bank of America Payroll	3755551241	7
	08-12606	Wilmington Trust	091810-000	—
	08-12606	First Bank & Trust	1081888	6
	08-12606	First National Bank Omaha Money Market	201651766-20	1,541
	08-12606	Morgan Stanley	14-78ER2	5
VeraSun Fort Dodge, LLC	08-12618	First National Bank Omaha - O&M	110118073	328
(b)	08-12618	Bank of America	3755551856	5
VeraSun Granite City, LLC	08-12619	First National Bank Omaha - O&M	110211145	0
VeraSun Hankinson, LLC	08-12620	Bank of America Account	3755551186	1,115
(c)	08-12620	Bank of America	3755552541	953
VeraSun Hartley, LLC	08-12621	First National Bank Omaha - O&M	110210845	14
(b)	08-12621	Bank of America	3755551830	5
VeraSun Janesville, LLC	08-12622	Bank of America	3755551173	182
VeraSun Litchfield, LLC	08-12623	NONE	NONE	—
VeraSun Marketing, LLC	08-12624	First National Bank Omaha - Revenue	110203784	98,845
	08-12624	First National Bank Omaha - O&M	110203690	145
	08-12624	Bank of America Transportation Vendor	3755551270	4
	08-12624	Bank of America Marketing Payroll	3755551254	5
VeraSun Ord, LLC	08-12625	Bank of America	3755551157	825
VeraSun Reynolds, LLC	08-12626	First National Bank Omaha - O&M	110211404	281
VeraSun Tilton, LLC	08-12627	NONE	NONE	—
VeraSun Welcome, LLC	08-12628	First National Bank Omaha - O&M	110203920	49
(b)	08-12628	Bank of America	3755551827	5
VeraSun Woodbury, LLC	08-12629	Bank of America	3755551128	1,471

				$128,860

(a)	Dougherty & Company LLC maintains in its name an escrow account set up to fund construction of the Marion plant. Balance in this escrow a/c at February 28, 2009 was $3.856 million
(b)	Bank account was opened for VSE legacy plant in February 2009.
(c)	Bank account was opened for Hankinson North Dakota incentive credits in February 2009.
(d)	Bank account identified in February as restricted cash deposited to back Letter of Credit.

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Net Revenue	$—	$18,503	$17,525	$16,986	$—	$62,460	$—	$—
Cost of goods sold	—	17,364	17,110	15,876	—	64,479	—	(261)

Gross profit (loss)	—	1,139	415	1,110	—	(2,019)	—	261

Selling, general and administrative expenses	(607)	436	354	333	—	316	—	775
Long-lived asset impairment	152	43,126	34,356	74,337	—	—	—	151,999

Operating income (loss)	454	(42,423)	(34,295)	(73,560)	—	(2,335)	—	(152,514)

Other income (expense):
Interest expense	(9,717)	8	—	—	—	—	—	—
Interest income	2	—	—	—	—	—	—	—
Other income (expense)	—	39	—	—	—	6	—	—
Reorganization items, net	904	(176)	(162)	(152)	—	(194)	—	—

	(8,812)	(129)	(162)	(152)	—	(188)	—	—

Income (loss) before income taxes	(8,357)	(42,552)	(34,457)	(73,712)	—	(2,523)	—	(152,514)
Income tax expense (benefit)	(2,865)	(9)	—	—	—	(97)	—	—

Net income (loss)	$(5,492)	$(42,543)	$(34,457)	$(73,712)	$—	$(2,426)	$—	$(152,514)

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612
Net Revenue	$17,491	$—	$—	$—	$94	$(9)	$9	$—
Cost of goods sold	16,084	—	—	—	930	1,151	25	(51)

Gross profit (loss)	1,407	—	—	—	(836)	(1,160)	(16)	51

Selling, general and administrative expenses	361	—	23	17	314	310	298	218
Long-lived asset impairment	144,236	—	—	—	118,512	121,576	131,781	—

Operating income (loss)	(143,190)	—	(23)	(17)	(119,662)	(123,045)	(132,095)	(167)

Other income (expense):
Interest expense	—	—	—	(468)	(1,182)	(1,193)	(1,198)	(67)
Interest income	—	—	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—	—	—
Reorganization items, net	(152)	—	(17)	(236)	(439)	(439)	(439)	696

	(152)	—	(17)	(704)	(1,621)	(1,632)	(1,638)	630

Income (loss) before income taxes	(143,342)	—	(40)	(721)	(121,283)	(124,678)	(133,733)	463
Income tax expense (benefit)	—	—	—	—	—	—	—	2,971

Net income (loss)	$(143,342)	$—	$(40)	$(721)	$(121,283)	$(124,678)	$(133,733)	$(2,509)

MOR-2 In re Verasun Energy Corporation et al.
Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Net Revenue	$—	$1,867	$—	$—	$—	$—	$24	$—
Cost of goods sold	1,592	2,146	904	1,528	1,486	564	582	1,108

Gross profit (loss)	(1,592)	(279)	(904)	(1,528)	(1,486)	(564)	(558)	(1,108)

Selling, general and administrative expenses	89	189	168	213	142	71	196	111
Long-lived asset impairment	91,710	119,932	103,349	37,857	124,865	50,310	117,855	92,843

Operating income (loss)	(93,392)	(120,400)	(104,421)	(39,598)	(126,492)	(50,945)	(118,609)	(94,061)

Other income (expense):
Interest expense	(1,004)	(709)	(686)	(380)	(748)	(329)	(618)	(283)
Interest income	6	—	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—	—	—
Reorganization items, net	(452)	(672)	(651)	(185)	(591)	(292)	(649)	(8)

	(1,451)	(1,381)	(1,337)	(565)	(1,338)	(621)	(1,268)	(291)

Income (loss) before income taxes	(94,842)	(121,781)	(105,758)	(40,163)	(127,831)	(51,566)	(119,876)	(94,352)
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$(94,842)	$(121,781)	$(105,758)	$(40,163)	$(127,831)	$(51,566)	$(119,876)	$(94,352)

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Assets
Current Assets
Cash and cash equivalents	$7,176	$7	$33	$17	$—	$98,854	$—	$6
Restricted cash	5,182	—	—	—	—	—	—	—
Receivables	—	—	—	—	—	23,737	—	—
Inventories	—	7,724	7,481	7,293	—	54,780	—	1,192
Prepaid expenses and other assets	2,995	1,582	1,654	2,290	—	5,040	—	3
Assets Held for Sale	7,556	59,333	54,397	54,456	235	313	2,741	54,544

Total current assets	22,909	68,645	63,565	64,056	235	182,725	2,741	55,746

Other Assets
Other Long-Term Assets	2,630	27	—	1,513	—	2,982	—	—
Investment in subsidiaries	1,450,373	—	—	—	—	—	—	—

Total other assets	1,453,003	27	—	1,513	—	2,982	—	—

Total Assets	$1,475,911	$68,672	$63,565	$65,569	$235	$185,707	$2,741	$55,746

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$1,107	$3,909	$3,703	$4,124	$—	$8,196	$—	$894
Accrued expenses and other liabilities	14,396	825	411	936	—	308	—	637
Debtor in possession financing	196,540	—	—	—	—	—	—	—
Intercompany (receivable)/payable	(64,891)	(6,579)	(6,113)	(3,732)	—	102,048	19	1,208

Total current liabilities	147,152	(1,846)	(1,999)	1,327	—	110,552	19	2,739

Long-Term Liabilities
Other long-term liabilities	744	—	—	375	—	—	—	—

Total long-term liabilities	744	—	—	375	—	—	—	—

Total Liabilities Not Subject to Compromise	147,896	(1,846)	(1,999)	1,702	—	110,552	19	2,739

Liabilities Subject to Compromise	631,850	10,684	4,899	9,844	—	49,895	—	9,494
Intercompany (receivable)/payable Subject to Compromise	(781,156)	(31,687)	29,291	148,376	1,497	10,483	12,774	220,428

Total Liabilities Subject to Compromise	(149,306)	(21,003)	34,191	158,220	1,497	60,378	12,774	229,922

Total liabilities	(1,410)	(22,848)	32,191	159,923	1,497	170,930	12,793	232,661

Shareholders’ Equity
Common Stock	1,581	—	20,924	—	—	—	—	—
Additional paid-in capital	1,406,878	25,263	—	—	—	—	—	—
Retained earnings	68,863	66,257	10,450	(94,353)	(1,263)	14,777	(10,052)	(176,915)

Total Shareholders’ Equity	1,477,322	91,520	31,374	(94,353)	(1,263)	14,777	(10,052)	(176,915)

Total Liabilities and Shareholders’ Equity	$1,475,911	$68,672	$63,565	$65,569	$235	$185,707	$2,741	$55,746

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612
Assets
Current Assets
Cash and cash equivalents	$6	$—	$279	$882	$—	$1	$1	$58
Restricted cash	—	—	—	—	—	—	—	—
Receivables	—	—	—	—	6,694	8,501	7,390	180
Inventories	6,245	—	—	—	3,737	3,486	4,166	—
Prepaid expenses and other assets	3,762	—	1	549	1,535	2,696	686	4,658
Assets Held for Sale	54,527	1,760	7,746	—	54,483	54,475	54,538	3,349

Total current assets	64,540	1,760	8,026	1,430	66,449	69,160	66,780	8,246

Other Assets
Other Long-Term Assets	200	—	—	—	1,203	571	621	716
Investment in subsidiaries	—	—	—	1,837	—	—	—	734,371

Total other assets	200	—	—	1,837	1,203	571	621	735,087

Total Assets	$64,740	$1,760	$8,026	$3,268	$67,652	$69,731	$67,401	$743,332

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$2,505	$—	$6	$9	$265	$497	$158	$—
Accrued expenses and other liabilities	286	—	—	433	4,682	5,549	4,323	833
Debtor in possession financing	—	—	—	15,100	—	—	—	—
Intercompany (receivable)/payable	(3,144)	(19)	2	(13,998)	2,785	4,341	6,310	(327)

Total current liabilities	(353)	(19)	8	1,544	7,732	10,387	10,791	506

Long-Term Liabilities
Other long-term liabilities	—	—	—	—	—	—	—	2,971

Total long-term liabilities	—	—	—	—	—	—	—	2,971

Total Liabilities Not Subject to Compromise	(353)	(19)	8	1,544	7,732	10,387	10,791	3,477

Liabilities Subject to Compromise	10,519	0	3,762	434	92,916	94,620	93,757	4,901
Intercompany (receivable)/payable Subject to Compromise	231,698	11,172	89,074	(440,302)	189,019	167,348	183,042	(78,845)

Total Liabilities Subject to Compromise	242,217	11,172	92,837	(439,868)	281,935	261,968	276,799	(73,944)

Total liabilities	241,864	11,153	92,845	(438,324)	289,667	272,354	287,590	(70,467)

Shareholders’ Equity
Common Stock	—	—	—	—	—	—	—	648
Additional paid-in capital	—	—	—	439,626	—	—	—	751,266
Retained earnings	(177,124)	(9,393)	(84,818)	1,966	(222,015)	(202,624)	(220,189)	61,886

Total Shareholders’ Equity	(177,124)	(9,393)	(84,818)	441,592	(222,015)	(202,624)	(220,189)	813,799

Total Liabilities and Shareholders’ Equity	$64,740	$1,760	$8,026	$3,268	$67,652	$69,731	$67,401	$743,332

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Assets
Current Assets
Cash and cash equivalents	$3,531	$2,067	$797	$1,467	$3,565	$794	$1,511	$183
Restricted cash	3,950	—	—	—	—	—	—	—
Receivables	133	299	—	9	57	13	21	—
Inventories	4,032	3,570	2,884	1,190	2,002	1,317	2,204	394
Prepaid expenses and other assets	591	1,115	3,418	171	683	673	352	3,363
Assets Held for Sale	54,527	54,533	54,584	24,810	49,625	24,818	54,535	54,528

Total current assets	66,765	61,585	61,684	27,647	55,931	27,615	58,624	58,468

Other Assets
Other Long-Term Assets	6	58	370	87	—	—	1,977	—
Investment in subsidiaries	—	—	—	—	—	—	—	—

Total other assets	6	58	370	87	—	—	1,977	—

Total Assets	$66,770	$61,643	$62,054	$27,734	$55,931	$27,615	$60,600	$58,468

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$1,195	$384	$208	$495	$427	$94	$370	$106
Accrued expenses and other liabilities	1,514	957	950	413	1,843	1,847	758	1,623
Debtor in possession financing	—	19,515	17,793	12,495	11,368	7,235	12,940	2,344
Intercompany (receivable)/payable	(521)	(4,852)	(5,494)	(3,697)	(2,253)	473	(1,706)	139

Total current liabilities	2,188	16,004	13,456	9,707	11,384	9,649	12,362	4,212

Long-Term Liabilities
Other long-term liabilities	—	—	—	—	—	—	—	—

Total long-term liabilities	—	—	—	—	—	—	—	—

Total Liabilities Not Subject to Compromise	2,188	16,004	13,456	9,707	11,384	9,649	12,362	4,212

Liabilities Subject to Compromise	101,842	87,593	67,988	35,686	81,617	39,282	92,769	93,796
Intercompany (receivable)/payable Subject to Compromise	9,257	8,527	8	820	11,543	(1,786)	8,057	1,363

Total Liabilities Subject to Compromise	111,099	96,120	67,995	36,506	93,159	37,495	100,826	95,159

Total liabilities	113,287	112,124	81,451	46,213	104,544	47,144	113,188	99,371

Shareholders’ Equity
Common Stock	—	—	—	—	—	—	—	—
Additional paid-in capital	120,899	110,308	110,272	48,119	104,363	57,911	98,480	83,542
Retained earnings	(167,416)	(160,789)	(129,669)	(66,598)	(152,976)	(77,440)	(151,068)	(124,446)

Total Shareholders’ Equity	(46,517)	(50,481)	(19,397)	(18,479)	(48,613)	(19,529)	(52,588)	(40,904)

Total Liabilities and Shareholders’ Equity	$66,770	$61,643	$62,054	$27,734	$55,931	$27,615	$60,600	$58,468

MOR-4

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	February 28, 2009

Federal Tax I.D. #	20-3430241

Status of Post-petition Taxes

(000’s)

Verasun Energy Corporation et al.	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Payroll taxes	$—	$(1,013)	$1,013	$—
Real Estate and Personal Property	(7,999)	(1,127)	—	(9,126)
Sales and Use	(619)	(312)	126	(805)
Other	(655)	(181)	185	(651)

Total Taxes	$(9,273)	$(2,633)	$1,324	$(10,582)

MOR-5

In re Verasun Energy Corporation et al.

Case No.	08-12606
Reporting Period:	February 28, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(000’s)

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$16,274				$16,274
31 - 60 days old		$13,411			$13,411
61 - 90 days old (a)			$10,671		$10,671
91+ days old (b)				$9,019	$9,019
Total Accounts Receivable	$16,274	$13,411	$10,671	$9,019	$49,375

(a)	“61-90 days” category includes approximately $9.3 million being disputed by customer of VEC’s plant facilities at ASA Albion, LLC, ASA Bloomingburg, LLC, and ASA Linden, LLC.
(b)	“91 and over” category includes approximately $8.0 million of VeraSun Marketing, LLC receivable of which approximately $6.0 million is being disputed by two of its customers. In addition, US BioEnergy Corporation has approximately $1 million of railcar sublease receivable that is being disputed by sublessee.

MOR-6

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	February 28, 2009

	Federal Tax I.D. #	20-3430241

Payments to Insiders and Professional

(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

Insiders

Name	Amount Paid During Month	Total Paid to Date
Barry Schaps, Senior Vice President, Sales and Logistics	$—	$39
Bryan D. Meier, Vice President, Finance and Chief Accounting Officer	25	87
Chad D. Hatch, Vice President of Corporate Development (b)	25	25
Danny Herron, President and Chief Financial Officer	—	107
Donald L. Endres, Chief Executive Officer and Director	38	154
Duane Gilliam, Board Director	—	17
Jack Huggins, Board Director	—	18
James Dauwalter, Board Director	—	15
Joel West, Vice President, Commodity Management	14	56
Mark D. Dickey, Senior Vice President, General Counsel, and Corporate Secretary	24	88
Paul J. Caudill, Senior Vice President, Operations	—	112
Paul Schock, Board Director	—	15
Robert L. Antoine, Jr., Senior Vice President, Human Resources	20	79
Steven Kirby, Board Director	—	17
Virg Garbers, Vice President and Corporate Controller	12	48
William L. Honnef, Senior Vice President, Sales and Marketing and Strategic Initiatives	29	118
CHS, Inc., Shareholder (a)	111	178

Total Payments to Insiders	$298	$1,173

(a)	Paid approximately $66,000 of pre-petition corn for VeraSun Charles City, LLC and VeraSun Ord, LLC. Paid approximately $111,000 for November and December rent in conjunction with office lease rejection .
(b)	Paid Hatch Financial for due diligence and consulting on USBio facilities.

Professionals

Name	Amount Paid During Month	Total Paid to Date
Akin Gump Strauss Hauer & Feld, LLP	$628	$628
AP Services, LLP	1,577	4,690
Deloitte Tax LLP	149	149
Houlihan, Lokey, Howard and Zukin Capital, Inc.	294	294
McGladrey & Pullen, LLP	333	333
Skadden, Arps, Slate, Meagher, & Flom, LLP	2,501	2,501

Total Payments to Professionals	$5,482	$8,595

Post Petition Secured Notes Adequate Protection Payments

Name of Creditor	Amount Paid During Month	Total Paid to Date
AgStar Financial Services - Albert City	$281	$1,439
AgStar Financial Services - Central City	283	1,412
AgStar Financial Services - Dyersville	377	1,847
AgStar Financial Services - Ord	140	717
AgStar Financial Services - Woodbury	127	691
AgStar Financial Services - Hankinson	322	1,354
AgStar Financial Services - Janesville	—	1
9 7/8% senior secured notes due 2012	—	10,327
UBS	—	1,337
Dougherty Funding	—	1,769
First Bank and Trust - Marion	32	175

Total Payments	$1,562	$21,069

MOR-7

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	February 28, 2009

	Federal Tax I.D. #	20-3430241

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X*
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	The Debtors have made certain payments on account of prepetition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain prepetition liabilities.

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	February 28, 2009

	Federal Tax I.D. #	20-3430241

If additional information is required for the current or any future Monthly Operating Reports, please send the request to:

Verasun Energy Corporation
110 N. Minnesota Ave.
Suite 300
Sioux Falls, SD 57104
Attn: Jim Bonsall